--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Third Quarter Report of The Europe Fund, Inc. On September 30, 1998, the end of the period under review, the Fund's net assets totaled $200.3 million. This represents a net asset value per share of $19.90, a rise of 12.35% per annum from its initial value after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 12.94% per annum increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $17.00 per share on the New York Stock Exchange, which represents a 14.57% discount to the Fund's net asset value per share, and a rise of 9.28% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an investment review and European market outlook, together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ J. Loughlin Callahan
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the third quarter of 1998, your Fund experienced a decrease in net asset value of 15.93%, which compared with a fall of 14.42% in the value of the MSCI Europe Index. These results are recorded in total return and U.S. dollar based terms, with net dividends and distributions reinvested.

  This has been a very poor quarter for investors in European equities--the FTA Europe index fell by 19.8% in local currency terms. Dollar based investors suffered slightly less, with the same index adjusted to U.S. dollars falling by 15.2%. The Fund's NAV fell over the period, penalized by its exposure to the shares of smaller companies. European markets have shown particularly high levels of volatility. Of the major markets, only the U.K. and Italy outperformed the MSCI Europe Index.

  The best performing sectors were utilities, telecommunications and some non-cyclical consumer goods. Banks and other financials led the fall, due to emerging markets and capital markets exposure.

  Markets were also undermined by profit warnings from large companies such as ICI, Alcatel, UBS and Philips. Corporate activity continued to be a factor in supporting share prices, but not as much as the previous quarter. Notable deals included the mergers between British Petroleum and Amoco, and between British Telecom and AT&T's international long distance operations.

ECONOMIC REVIEW

  Economic recovery continued in Europe over the quarter. France registered the most positive upward change. Consumption of manufactured products is expected to have increased by 2% in the quarter and car sales registered a strong rise, up 33% from last year's third quarter. In the whole of Western Europe, car sales in September were up 6.9% year-on-year, showing little concern for the turmoil in the stock markets. Employment picked up in August in both France (+2%) and Germany (+0.3%). The economic situation remained favorable in most of the peripheral countries, such as Spain, which are benefiting from historically low interest rates.

  Although surveys of European manufacturers' confidence indicated a fall in August, domestic demand remained strong, mitigating the effect of decreased foreign demand. European consumer confidence has continued to improve, reaching a record high level during this quarter.

  Inflation reached 1.2% in August on a year-on-year basis in Europe, benefiting from lower import prices. Industrial utilization remains well below capacity, also helping to keep inflation pressures low.

  Overall, we are encouraged that most balance sheets are strong with few signs of excessive stockbuilding or financial excesses as consumer and corporate borrowing have remained muted.

OUTLOOK

  Despite a deteriorating global economic outlook, the prospects for European equities remain positive. GDP growth in Europe is likely to remain resilient, while inflationary pressures are benign, even in the peripheral economies. This should allow EMU convergence to take place closer to the German interest rate level. In fact, in the first week of October, we saw interest rate cuts in six European countries: the U.K., Spain, Portugal, Ireland, Denmark and Switzerland. Furthermore, corporate restructuring is likely to continue and, together with the prospect of further consolidation of companies, should also support European stock markets.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value as at September 30, 1998 are outlined below:

                                                    MSCI
                                      FUND      EUROPE INDEX
                                    ---------  ---------------
Austria*..........................         --           0.5%
Belgium*..........................         --           2.6
Denmark...........................         --           1.3
Finland*..........................        1.8%          1.6
France*...........................       18.7          12.9
Germany*..........................       13.2          15.1
Ireland*..........................        1.2           0.7
Italy*............................       11.3           6.6
Netherlands*......................       14.4           7.6

                                                    MSCI
                                      FUND      EUROPE INDEX
                                    ---------  ---------------
Norway............................        0.7%          0.6%
Portugal*.........................         --           0.9
Spain*............................        3.3           4.4
Sweden............................        3.4           3.9
Switzerland.......................       10.4          10.3
United Kingdom....................       21.6          31.0
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

* denotes original EMU participant.

PORTFOLIO SUMMARY

  During the quarter we continued to increase our holdings in Numico and Siemens, after reassessing our positive stance on non-cyclical consumer goods and expectations about Siemens' ongoing restructuring program. We purchased Electrolux in the expectation of margin improvement following a restructuring program, and Establissements Economiques du Casino Guichard-Perrachen on similar cost saving expectations. Profits were realized in cyclical sectors, with sales of Svenska Stal and Acerinox. Reductions were made in the oil sector.

  The Fund's ten largest equity holdings at September 30, 1998 were:

MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER (MLP) (PREFERRED STOCK)

  MLP is Germany's leading independent insurance broker and provides a broad range of insurance and financial services to university graduates in Germany, where it holds high market shares among doctors and dentists. Expanding its client base to graduates of other disciplines as well as broadening its product range is expected to provide further strong earnings growth over the coming years.

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of its earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

PINAULT PRINTEMPS REDOUTE

  Pinault Printemps Redoute is France's leading diversified retail group. Its highly regarded management oversees the superior growth of Rexel (the world leader in electrical products retailing), Conforama (household equipment), Printemps (department stores), La Redoute (mail order), FNAC (books and music retailer) and Guilbert (office supplies). We expect this company to benefit from any improvement in consumer spending in France.

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly for cardiovascular, virology and obesity treatment) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also acquired Tastemaster (a U.S.-based manufacturer of flavors), which strengthens its fragrances and flavors division.

ING GROEP

  ING Groep is one of the highest quality financial groups in Europe. It benefits from a strong position in Dutch banking and insurance and has a fast-growing emerging country life insurance business, which is expected to drive future growth.

NOVARTIS

  Novartis is a well-managed scientific company, and is one of the leading companies in its sector worldwide. Having a broad product range in pharmaceuticals and agrochemicals, together with a restructuring opportunity in its nutritional enterprises, affirms our belief that Novartis offers shareholders an attractively valued investment opportunity.

VIVENDI

  Vivendi is a conglomerate with principal activities in the water, energy, waste management, construction and property areas. The company's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, and lower losses in its property and construction businesses, make the company an increasingly attractive investment.

HAYS

  The Hays Group operates in the business services and distribution market. It has a strong position in its U.K. domestic market as well as expansion opportunities abroad.

SIEMENS

  Siemens is a German conglomerate involved in a wide range of activities, including telecommunications equipment, power generation, transportation and lighting. Its shares have underperformed the local market for a number of years. Despite a number of restructuring plans, the company has failed to deliver a sustainable turnaround in its operating performance. The new Chief Financial Officer, using EVA (Economic Value Added), is the driving force behind a radical review of the company's 16 divisions. Spin-offs and disposals of underperforming activities and peripheral assets appear to be on the horizon. Financial communication should be improved, notably with the adoption of U.S. GAAP (Generally Accepted Accounting Principles) for the 1999-2000 fiscal year. We expect the size and scope of this restructuring plan to become clearer over the coming months.

POLYGRAM

  PolyGram is the world's leading music company with a market share of 16%, being particularly strong in France and Germany. Best selling artists include Sheryl Crow, Elton John, Andrea Bocelli and U2. It also operates a film business, which is expected to break even in the year 2000 (box office successes include Bean, The Game and Sleepers). In May 1998, Canadian spirits and entertainment group Seagram agreed to purchase PolyGram (75% owned by Philips) for $10.4 billion, with up to 20% of the amount being paid in Seagram shares, which amounts to paying 115 Dutch guilders (or $60.87 as at September 30, 1998) per PolyGram share for shareholders opting for cash. The deal, which should be completed by the end of November 1998, would give Seagram, who also owns Universal, a 22% world market share in music, with revenues balanced between Europe and North America.

ECONOMIC AND MONETARY UNION (EMU)

  Certain European countries have agreed to enter into EMU, in an effort, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro and, thereafter, will be listed, traded and will make dividend and other payments only in euros.

    - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

    - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example, if securities redenominated in euros are transferred back into that country's national currency.

    - Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign tax laws.

    - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the Investment Manager, the Investment Adviser, the Fund's other service providers, or entities with which the Fund or its service providers do business do not properly address this issue prior to euro conversion over the first weekend of 1999 (January 1 through January 3). These issues may negatively affect the operations of the companies the Fund invests in as well. The Investment Manager and Investment Adviser have taken steps that they believe are reasonably designed to prepare their systems and operations for the euro conversion. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to address that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 1998 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE

----------------------------------------------------------------------------
COMMON STOCKS--92.4%
                  FINLAND--1.7%
        50,000    Hackman Oy (Series A)......................  $   1,646,736
                  --Consumer Goods
        96,194    Metra (Series B)...........................      1,866,929
                  --Machinery & Engineering
                                                               -------------
                                                                   3,513,665
                                                               -------------
                  FRANCE--18.1%
        20,000    Accor......................................      4,183,579
                  --Leisure & Tourism
        20,000    Elf Aquitaine..............................      2,460,301
                  --Energy Sources
        10,000    Establissements Economiques du Casino
                    Guichard-- Perrachen.....................      1,005,839
                  --Consumer Goods
        22,500    +Flo (Groupe)..............................      1,033,433
                  --Consumer Goods
         7,000    Guilbert...................................        862,351
                  --Merchandising
        10,000    Hachette Filipacchi Medias.................      1,869,259
                  --Consumer Goods
         5,500    Louis Vuitton..............................        749,039
                  --Consumer Goods
        35,000    Marionnaud Parfumeries.....................      1,345,866
                  --Merchandising
        60,000    +Naf Naf...................................        640,889
                  --Consumer Goods
        36,250    Pinault Printemps Redoute..................      5,227,248
                  --Merchandising
        15,000    PSA Peugeot Citroen........................      2,552,873
                  --Automobiles
        49,032    Societe Generale d'Entreprises.............      1,828,705
                  --Construction & Housing
        45,000    Total (Class B)............................      5,655,843
                  --Energy Sources
        30,325    Valeo......................................      2,159,439
                  --Consumer Goods
        24,000    Vivendi....................................      4,768,212
                  --Business & Public Services
                                                               -------------
                                                                  36,342,876
                                                               -------------
                  GERMANY--8.4%
       112,000    Bayer......................................      4,217,839
                  --Chemicals
        12,500    Bayerische Hypo-und Vereinsbank............        917,609
                  --Banking
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        27,500    Daimler-Benz...............................  $   2,294,470
                  --Automobiles
        45,000    Metro......................................      3,123,452
                  --Merchandising
        80,000    Siemens....................................      4,406,911
                  --Electrical & Electronics
        35,000    Veba.......................................      1,817,314
                  --Utilities
                                                               -------------
                                                                  16,777,595
                                                               -------------
                  IRELAND--1.1%
       130,000    Bank of Ireland............................      2,308,433
                  --Banking
                                                               -------------
                                                                   2,308,433
                                                               -------------
                  ITALY--11.0%
       420,000    Banca Intesa...............................      1,762,468
                  --Banking
       170,000    Banca Popolare di Brescia..................      3,187,115
                  --Banking
       840,000    Credito Italiano (Ordinary)................      3,489,434
                  --Banking
        27,650    Gucci Group (NY Registered)................        998,856
                  --Consumer Goods
        90,000    Industrie Natuzzi (ADR)....................      1,777,500
                  --Appliances & Household Durables
       300,000    La Rinascente..............................      2,622,872
                  --Merchandising
       150,000    Luxottica Group (ADR)......................      1,678,125
                  --Health & Personal Care
       125,000    Mondadori Arnoldo Editore..................      1,448,346
                  --Broadcasting & Publishing
       650,000    Telecom Italia.............................      3,098,509
                  --Telecommunications
       600,000    Telecom Italia Mobile......................      1,923,681
                  --Telecommunications
                                                               -------------
                                                                  21,986,906
                                                               -------------
                  NETHERLANDS--14.0%
        50,100    Akzo Nobel.................................      1,776,643
                  --Chemicals
        27,210    +Equant....................................      1,399,931
                  --Telecommunications
        64,000    Hagemeyer..................................      1,714,029
                  --Consumer Goods
       110,000    ING Groep..................................      4,942,970
                  --Financial Services

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        83,763    Numico.....................................  $   2,841,828
                  --Food & Household Products
        75,000    PolyGram...................................      4,255,432
                  --Consumer Goods
        50,000    Unilever...................................      3,138,646
                  --Consumer Goods
       100,000    Ver Ned Uitgevers Bezit....................      4,117,818
                  --Broadcasting & Publishing
        20,000    Wolters Kluwer.............................      3,828,830
                  --Broadcasting & Publishing
                                                               -------------
                                                                  28,016,127
                                                               -------------
                  NORWAY--0.6%
        50,000    Ekornes....................................        384,252
                  --Consumer Goods
       400,000    NCL Holdings...............................        889,848
                  --Leisure & Tourism
                                                               -------------
                                                                   1,274,100
                                                               -------------
                  SPAIN--3.2%
            17    +A.B. Capital Fund*........................         25,574
                  --Business & Public Services
       375,000    Banco Bilbao Vizcaya.......................      4,110,022
                  --Banking
       100,000    Endesa.....................................      2,248,217
                  --Utilities
                                                               -------------
                                                                   6,383,813
                                                               -------------
                  SWEDEN--3.3%
       200,000    ABB (Series B).............................      1,794,601
                  --Electrical & Electronics
        80,000    Electrolux (Series B)......................      1,048,760
                  --Consumer Goods
       112,500    Hoganas (Series B).........................      1,703,916
                  --Machinery & Engineering
        36,719    +Pricer (Series B).........................         99,545
                  --Electrical & Electronics
        37,169    Securitas (Series B).......................      1,901,760
                  --Business Services
                                                               -------------
                                                                   6,548,582
                                                               -------------
                  SWITZERLAND--10.1%
         9,000    Adecco.....................................      3,328,767
                  --Services
         6,887    +Barry Callebaut...........................      1,564,099
                  --Food & Household Products
           600    Kuoni Reisen Holdings......................      1,816,871
                  --Leisure & Tourism
         3,000    Novartis (Registered)......................      4,799,567
                  --Health & Personal Care
           475    Roche Holdings (Bearer)....................      5,102,740
                  --Health & Personal Care
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         6,000    The Swatch Group (Bearer)..................  $   3,594,809
                  --Consumer Goods
                                                               -------------
                                                                  20,206,853
                                                               -------------
                  UNITED KINGDOM--20.9%
       512,000    Amvescap (Ordinary)........................      2,964,572
                  --Financial Services
       200,000    Bemrose (Ordinary).........................      1,124,076
                  --Forest Products & Paper Materials
       200,000    Boots (Ordinary)...........................      3,440,148
                  --Consumer Goods
       250,000    British Airport Authority (Ordinary).......      2,544,878
                  --Business & Public Services
       220,000    Diageo (Ordinary)..........................      2,022,827
                  --Food & Household Products
       400,000    GKN (Ordinary).............................      4,010,608
                  --Machinery & Engineering
        70,000    Glaxo Wellcome (Ordinary)..................      2,065,787
                  --Health & Personal Care
       250,000    Great Universal Store (Ordinary)...........      2,825,047
                  --Merchandising
     1,000,000    Halma (Ordinary)...........................      1,774,410
                  --Machinery & Engineering
       300,000    Hays (Ordinary)............................      4,485,267
                  --Business & Public Services
       200,000    Marks & Spencer (Ordinary).................      1,525,483
                  --Merchandising
       195,000    Serco Group (Ordinary).....................      3,513,077
                  --Business & Public Services
       200,000    SmithKline Beecham (Ordinary)..............      2,207,400
                  --Health & Personal Care
       600,000    Thomson Travel (Ordinary)..................      1,375,380
                  --Leisure & Tourism
       200,000    United News & Media (Ordinary).............      1,884,780
                  --Broadcasting & Publishing
     1,000,000    Verity Group (Ordinary)....................        993,330
                  --Consumer Goods
       220,000    Wolseley (Ordinary)........................      1,102,002
                  --Building Materials & Components
        60,000    Zeneca Group (Ordinary)....................      2,119,104
                  --Health & Personal Care
                                                               -------------
                                                                  41,978,176
                                                               -------------
                  Total Common Stocks
                    (cost--$157,536,695).....................    185,337,126
                                                               -------------

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
PREFERRED STOCKS--4.4%
                  GERMANY--4.4%
        12,000    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................  $   6,015,935
                  --Financial Services
        30,000    Rhoen Klinikum (Non-Voting)................      2,721,494
                  --Health & Personal Care
                                                               -------------
                                                                   8,737,429
                                                               -------------
                  Total Preferred Stocks
                    (cost--$2,822,502).......................      8,737,429
                                                               -------------
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
CONVERTIBLE BONDS--0.1%
                  GERMANY--0.1%
   DEM 224,000    Metro International Finance 0% due
                    09/07/2013...............................  $     137,614
                  --Merchandising
                                                               -------------
                  Total Convertible Bonds
                    (cost--$125,299).........................        137,614
                                                               -------------
                  Total Investments--96.9%
                    (cost--$160,484,496) (a).................    194,212,169
                  Other Assets in Excess of
                    Liabilities--3.1%........................      6,156,398
                                                               -------------
                  Net Assets--100.0%.........................  $ 200,368,567
                                                               -------------
                                                               -------------

------------------

 +   Non-income producing security.

ADR  American Depositary Receipt.

* Investment in restricted security with an aggregate value of $25,574, representing 0.01% of net assets at September 30, 1998. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at September 30, 1998 was $160,484,496 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $33,727,673 (gross unrealized appreciation--$47,481,436; gross unrealized depreciation--$13,753,763).

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. MAGUIRE, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

------------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                               SEPTEMBER 30, 1998